                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       02/28/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder International Fund

Semiannual Report to Shareholders

February 28, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B and Institutional Class shares and during the 1-year, 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/05
Scudder International Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	20.73%	13.84%	9.47%	-5.35%	7.16%
Class B	20.09%	12.82%	8.57%	-6.12%	6.32%
Class C	20.15%	12.87%	8.57%	-6.12%	6.33%
MSCI EAFE Index+	21.18%	18.68%	14.59%	.12%	6.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 2/28/05
Scudder International Fund	6-Month*	1-Year	3-Year	Life of Class**
Institutional Class*	20.98%	14.44%	10.08%	-1.32%
MSCI EAFE Index+	21.18%	18.68%	14.59%	2.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.

** Institutional Class shares (formerly Class I shares) commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 2/28/05	$ 45.23	$ 44.83	$ 44.77	$ 45.26
8/31/04	$ 37.86	$ 37.36	$ 37.35	$ 37.99
Distribution Information: Six Months: Income Dividends as of 2/28/05	$ .46	$ .06	$ .11	$ .68
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	104	of	189	55
3-Year	103	of	165	62
5-Year	97	of	124	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/05
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,730	$12,363	$7,159	$18,825
	Average annual total return	7.30%	7.33%	-6.46%	6.53%
Class B	Growth of $10,000	$10,982	$12,598	$7,227	$18,454
	Average annual total return	9.82%	8.00%	-6.29%	6.32%
Class C	Growth of $10,000	$11,287	$12,799	$7,293	$18,482
	Average annual total return	12.87%	8.57%	-6.12%	6.33%
MSCI EAFE Index+	Growth of $10,000	$11,868	$15,045	$10,058	$18,448
	Average annual total return	18.68%	14.59%	.12%	6.32%

The growth of $10,000 is cumulative.

Scudder International Fund		1-Year	3-Year	Life of Class**
Institutional Class*	Growth of $1,000,000	$1,144,400	$1,333,900	$946,300
	Average annual total return	14.44%	10.08%	-1.32%
MSCI EAFE Index+	Growth of $1,000,000	$1,186,800	$1,504,500	$1,126,900
	Average annual total return	18.68%	14.59%	2.91%

The growth of $1,000,000 is cumulative.

The minumum initial investment for Institutional Class shares is $1,000,000.

* On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.

** Institutional Class shares (formerly Class I shares) commenced operations on December 29, 2000. Index returns begin December 31, 2000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from September 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than six months had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming Class AARP and S shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares and during the 1-year, 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of the Scudder International Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/28/05
Scudder International Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	20.96%	14.33%	9.84%	-5.06%	7.49%
Class AARP	20.80%	14.00%	9.68%	-5.14%	7.45%
MSCI EAFE Index+	21.18%	18.68%	14.59%	.12%	6.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/05	$ 45.39	$ 45.45
8/31/04	$ 38.03	$ 38.10
Distribution Information: Six Months: Income Dividends as of 2/28/05	$ .51	$ .61
Growth of an Assumed $10,000 Investment
[] Scudder International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended February 28
Comparative Results as of 2/28/05
Scudder International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,433	$13,253	$7,712	$20,596
	Average annual total return	14.33%	9.84%	-5.06%	7.49%
Class AARP	Growth of $10,000	$11,400	$13,195	$7,681	$20,513
	Average annual total return	14.00%	9.68%	-5.14%	7.45%
MSCI EAFE Index+	Growth of $10,000	$11,868	$15,045	$10,058	$18,448
	Average annual total return	18.68%	14.59%	.12%	6.32%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stick performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	94	of	189	50
3-Year	95	of	165	58
5-Year	93	of	124	75
10-Year	8	of	45	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, AARP and Institutional Class limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,207.30	$ 1,200.90	$ 1,201.50	$ 1,208.00	$ 1,209.60	$ 1,209.80
Expenses Paid per $1,000*	$ 7.88	$ 12.93	$ 12.77	$ 7.39	$ 5.75	$ 5.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,017.65	$ 1,013.04	$ 1,013.19	$ 1,018.10	$ 1,019.59	$ 1,020.08
Expenses Paid per $1,000*	$ 7.20	$ 11.83	$ 11.68	$ 6.76	$ 5.26	$ 4.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder International Fund	1.44%	2.37%	2.34%	1.35%	1.05%	.95%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Alex Tedder discusses Scudder International Fund's strategy and the market environment during the six-month period ended February 28, 2005.

Q:  How did international equity markets perform during the past six months?

A:  The developed and emerging markets performed strongly over the past six months, recovering from last summer's lows. At that time, concerns about rising oil prices, an uncertain political environment and the potential for higher inflation stoked investors' lack of confidence in future corporate earnings. As noted by the US Federal Reserve (the Fed), a sharp rise in the price of oil has preceded nine of the last 10 recessions since World War II. However, the continued strength in worldwide economic growth helped provide a basis for positive market performance. Three other factors also contributed to a year-end rally, during which the majority of this period's market gains were made: a decline in energy prices in the latter part of the year, the conclusion of the US election in November and the decrease in the US dollar.

The strength in foreign currencies in relation to the dollar was an important component of returns for US dollar investors. Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment. And during the past six months, most major currencies rose against the dollar. For instance, the value of the Euro climbed from $1.2053 on August 31, 2004, to $1.3244 by the end of the period. Similarly, the dollar purchased fewer yen at the end of the period than it did at the beginning: 105.24 versus 109.94. As a result,  US investors gained 8.79% just from currency appreciation due to the weakening of the US dollar, out of a total MSCI EAFE Index return of 21.18%.1

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all dividends, and unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q:  Will you discuss the fund's performance results?

A:  The Class A shares of the fund returned 20.73%, slightly underperforming the MSCI EAFE Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.) While the fund trailed its benchmark, it outperformed the 19.30% average return of the 191 funds in its Lipper peer group, International Large-Cap Core Funds, and finished in the top quarter of the group for the semiannual period.2

2 International large-cap core funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. It is not possible to invest directly into a Lipper category.

Q:  What factors helped the fund's performance?

A:  Although global growth is slowing and interest rates are rising, investment opportunities have been plentiful, particularly among emerging markets companies that are positioned to capitalize on the growing wealth in Asia and Eastern Europe. The fund benefited from exposure to several emerging markets financial services companies, as consumer lending and mortgage loans continued to grow strongly and at highly profitable levels for lenders. Top contributors included OTP Bank Rt (Hungary), ICICI Bank Ltd. (India) and Bangkok Bank PCL (Thailand). Similarly, emerging-markets materials companies such as Companhia Vale do Rio Doce (Brazil) and POSCO (Korea), which supply ore and steel to meet the unprecedented demand in China, were also strong performers over the period.

European utilities also continued to perform strongly as investors sought the security of their ability to generate relatively stable cash flows and high yields in an otherwise low-yield environment. Top contributors here included E.ON AG (Germany) and TERNA (Italy). (As of February 28, 2005, the position in TERNA was sold.)

Q:  What elements of the fund's positioning hurt performance?

A:  In the short term, our regional underweight position in Europe hurt portfolio performance in US dollar terms because of the remarkable strength of the Euro.3 The reason for this underweight is our continued belief that long-term structural economic concerns will prove a challenge to developed Europe's rate of growth in the coming years. For example, unemployment rates in Germany and France have reached record highs, keeping consumer sentiment and demand at low levels. However, the fund's overweight in select countries within Europe — such as Hungary and Greece, which were among the top-performing countries in the region — was additive to performance. In the short term, such newer entrants to the European Union represent a considerable shock to the Western European system, pulling jobs and new investment further east as corporations are attracted by a flexible, low-cost labor force and a competitive tax regime. In the longer term, however, these countries represent an opportunity for improved growth and competitiveness throughout the region.

3 An underweight is a weighting in a stock or industry lower than that of the benchmark; an overweight is a weighting in a stock or industry greater than that of the benchmark.

From a sector standpoint, the fund's holdings in health care detracted from performance as the US Food and Drug Administration's censure of COX-2 painkiller products weighed on pharmaceutical stocks in general. While we do not view the sector's problems as being entirely over, we believe there is too much pessimism reflected in current stock prices given the industry's healthy pipeline of new drugs. In a competitive world, the fund looks for companies with pricing power. Many health care companies are therefore attractive, since they display natural pricing leadership that stems from patent protection and other barriers to entry for potential new competitors.

Q:  How is the fund positioned on a regional basis?

A:  The fund's largest overweight from a regional perspective was in the emerging markets, where the fund has exposure to developing markets in Eastern Europe, Asia and Latin America. Collectively, these allocations contributed strongly to performance. The fund also maintained an overweight in Japan during the six-month time frame. Although the economic recovery in Japan is still uncertain, several positive factors should be taken into account. For example, investment production has been stabilizing, inventory levels are reasonable, and export strength to non-US countries has remained firm.

The fund's largest underweight was in the Pacific Basin ex-Japan area and was chiefly driven by our lower allocation to the Australian market. The largest underweight within Europe was in the United Kingdom, where we believe imbalances — most notably, a high level of household debt — will continue to have a negative effect on the economy. The fund also had an underweight in Continental Europe.

Q:  What is your broad view of the world markets?

A:  On the whole, corporate balance sheets around the globe are in much healthier shape than they have been in years. Profit margins and cash flows are at or near record levels. With fewer significant opportunities to expand them further, the search for new avenues of growth is likely to be the next phase of development. We have begun to see the first indications of increased business confidence through rising capital expenditure budgets and increased merger and acquisition activity. Although investors will continue to pressure managements to return more capital to shareholders, these are both positive signs for economic growth. However, we expect that many companies will find it difficult to raise the prices they charge for their products and services. In addition, corporations are likely to experience declining returns on capital as too much money chases too few opportunities. We are looking for companies able to differentiate themselves from these trends thanks to their pricing power and significant organic reinvestment opportunities (i.e., those specific to their pre-existing business lines), in the belief that they will create more value for shareholders over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2005

Asset Allocation (Excludes Cash Equivalents and Securities Lending Collateral)	2/28/05	8/31/04

Common Stocks	100%	99%
Preferred Stocks	—	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	2/28/05	8/31/04

Europe (excluding United Kingdom)	46%	44%
United Kingdom	22%	25%
Japan	21%	23%
Pacific Basin	9%	7%
Latin America	2%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	2/28/05	8/31/04

Financials	30%	27%
Consumer Discretionary	13%	14%
Energy	10%	10%
Industrials	9%	8%
Health Care	8%	10%
Materials	8%	6%
Telecommunication Services	7%	8%
Information Technology	6%	7%
Consumer Staples	5%	6%
Utilities	4%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2005 (24.7% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.0%
2. Nestle SA (Registered) Producer and seller of food products	Switzerland	2.8%
3. Shell Transport & Trading Co., PLC Producer of oil and gas	United Kingdom	2.7%
4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.7%
5. UBS AG (Registered) Provider of commercial and investment banking services	Switzerland	2.5%
6. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.4%
7. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	2.2%
8. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.2%
9. ING Groep NV Provider of financial services to individuals, corporations and other institutions	Netherlands	2.1%
10. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 100.5%
Australia 1.5%
Australia & New Zealand Banking Group Ltd. (Cost $18,499,161)	1,440,998	24,357,855
Austria 1.1%
Wienerberger AG (d) (Cost $11,784,724)	359,465	17,869,283
Brazil 1.5%
Companhia Vale do Rio Doce (ADR)	429,218	15,022,630
Petroleo Brasileiro SA (ADR)	203,200	9,916,160
(Cost $10,827,740)		24,938,790
China 0.1%
Foxconn International Holdings Ltd.* (Cost $2,287,804)	4,553,000	2,335,186
Finland 1.6%
Nokia Oyj	552,097	8,916,160
Nokia Oyj (ADR)	312,996	5,051,756
Nokian Renkaat Oyj	73,983	13,092,688
(Cost $28,358,907)		27,060,604
France 5.0%
BNP Paribas SA	311,700	22,598,829
PSA Peugeot Citroen	148,400	9,698,398
Total SA (d)	210,278	50,009,174
(Cost $46,117,609)		82,306,401
Germany 7.3%
Adidas-Salomon AG	107,800	16,166,292
E.ON AG (d)	401,083	36,054,373
HeidelbergCement AG	244,800	16,130,048
Hypo Real Estate Holdings AG*	520,000	21,274,050
Metro AG (d)	339,348	19,026,745
Siemens AG	149,170	11,693,846
(Cost $87,295,308)		120,345,354
Greece 2.5%
Alpha Bank AE	664,146	25,475,324
Hellenic Telecommunications Organization SA	810,120	15,690,721
(Cost $25,492,591)		41,166,045
Hong Kong 1.9%
Esprit Holdings Ltd. (Cost $18,694,975)	4,336,680	30,961,286
Hungary 1.0%
OTP Bank Rt (GDR) (Cost $3,811,279)	197,878	15,737,874
India 1.5%
ICICI Bank Ltd.	1,505,400	13,115,722
Reliance Industries Ltd.	963,000	12,251,167
(Cost $22,009,077)		25,366,889
Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $18,057,942)	841,800	16,170,978
Ireland 0.8%
Anglo Irish Bank Corp., PLC (Cost $12,509,918)	475,170	12,518,986
Italy 3.9%
Banca Intesa SpA	3,049,700	14,935,074
Enel SpA	1,030,833	9,910,409
Eni SpA	1,095,628	28,626,830
Mediobanca SpA	598,200	10,102,704
(Cost $43,956,761)		63,575,017
Japan 21.2%
Aiful Corp.	112,496	12,910,803
Canon, Inc.	605,000	32,014,286
Credit Saison Co., Ltd.	250,000	8,871,010
Dai Nippon Printing Co., Ltd.	554,088	9,313,026
Daito Trust Construction Co., Ltd.	196,200	8,059,092
FANUC Ltd.	204,000	13,451,599
Hoya Corp.	173,000	18,808,852
Kirin Brewery Co., Ltd.	1,367,710	13,940,213
Mitsubishi Corp.	2,205,000	30,060,194
Mitsubishi Tokyo Financial Group, Inc.	1,682	15,415,419
Mitsui Fudosan Co., Ltd.	1,075,000	13,305,750
Mizuho Financial Group, Inc.	6,308	30,621,653
Nippon Mining Holdings, Inc.	1,597,000	9,449,753
Nippon Steel Corp.	8,795,667	24,280,096
Nissan Motor Co., Ltd. (d)	1,834,333	19,662,884
Sega Sammy Holdings, Inc.* (d)	419,000	26,256,299
Sharp Corp.	615,547	9,775,859
Toyota Motor Corp.	887,000	34,499,980
Yamanouchi Pharmaceutical Co., Ltd. (d)	488,768	17,377,953
(Cost $259,975,046)		348,074,721
Korea 1.6%
POSCO	45,400	9,937,569
Samsung Electronics Co., Ltd.	31,111	16,189,676
(Cost $9,816,702)		26,127,245
Netherlands 3.1%
ING Groep NV	1,143,896	35,113,729
Koninklijke (Royal) Philips Electronics NV	559,860	15,465,372
(Cost $33,470,363)		50,579,101
Norway 3.1%
DNB NOR ASA	1,339,158	13,615,083
Statoil ASA	1,086,449	19,758,002
Telenor ASA	1,908,900	17,559,552
(Cost $42,110,074)		50,932,637
Russia 1.2%
AFK Sistema "S" (GDR), 144A*	478,891	9,051,040
Gazprom "S" (ADR), 144A*	189,249	6,917,051
Gazprom "S" (ADR), 144A	119,051	4,350,600
(Cost $19,278,035)		20,318,691
Singapore 0.0%
DBS Group Holdings Ltd. (Cost $6,645)	700	6,406
Spain 3.0%
ACS, Actividades de Construccion y Servicios SA	618,772	15,772,757
Telefonica SA	1,805,877	33,163,038
(Cost $33,049,309)		48,935,795
Sweden 1.9%
ForeningsSparbanken AB (Swedbank)	500,500	12,355,735
Telefonaktiebolaget LM Ericsson "B"* (d)	6,173,872	18,138,949
(Cost $17,620,692)		30,494,684
Switzerland 10.7%
Credit Suisse Group (Registered)*	467,377	20,344,288
Nestle SA (Registered)	162,954	45,223,075
Novartis AG (Registered) (d)	441,978	22,165,560
Roche Holding AG (d)	280,353	29,529,363
UBS AG (Registered)	476,550	41,376,742
Zurich Financial Services AG*	97,200	17,877,911
(Cost $111,948,546)		176,516,939
Taiwan 0.8%
Hon Hai Precision Industry Co., Ltd. (Cost $11,672,358)	2,959,000	13,789,420
Thailand 0.7%
Bangkok Bank PCL (Foreign Registered) (Cost $10,268,714)	3,756,979	11,867,543
United Kingdom 22.5%
AstraZeneca PLC	462,480	18,340,712
BAA PLC	1,259,132	14,710,274
BHP Billiton PLC	2,439,691	36,350,984
GlaxoSmithKline PLC	764,934	18,340,247
Hammerson PLC	1,041,700	17,712,618
Hilton Group PLC	2,713,780	16,345,218
HSBC Holdings PLC	1,993,810	33,282,199
Imperial Tobacco Group PLC	862,500	22,985,190
National Grid Transco PLC	1,852,810	18,027,605
Prudential PLC	1,357,873	12,366,536
Royal Bank of Scotland Group PLC	1,272,582	43,587,006
Shell Transport & Trading Co., PLC	4,813,446	45,125,037
Smith & Nephew PLC	1,327,601	13,620,721
Vodafone Group PLC	15,098,346	39,590,646
Woolworths Group PLC	4,393,577	4,055,088
WPP Group PLC	1,359,200	15,598,695
(Cost $241,861,194)		370,038,776
Total Common Stocks (Cost $1,140,781,474)		1,652,392,506

Preferred Stocks 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	715,900	8,294

Securities Lending Collateral 12.0%
Daily Assets Fund Institutional, 2.57% (c) (e) (Cost $197,665,116)	197,665,116	197,665,116

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 2.49% (b) (Cost $2,219,703)	2,219,703	2,219,703
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,340,666,293) (a)	112.6	1,852,285,619
Other Assets and Liabilities, Net	(12.6)	(207,867,793)
Net Assets	100.0	1,644,417,826

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,351,152,995. At February 28, 2005, net unrealized appreciation for all securities based on tax cost was $501,132,624. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $508,491,560 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,358,936.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2005 amounted to $189,065,154, which is 11.5% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts.

GDR: Global Depositary Receipts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,140,781,474) — including $189,065,154 of securities loaned	$ 1,652,400,800
Investment in Daily Assets Fund Institutional (cost $197,665,116)*	197,665,116
Investment in Scudder Cash Management QP Trust (cost $2,219,703)	2,219,703
Total investments in securities, at value (cost $1,340,666,293)	1,852,285,619
Foreign currency, at value (cost $7,530,539)	7,562,817
Receivable for investments sold	4,460,074
Dividends receivable	2,498,979
Interest receivable	32,622
Receivable for Fund shares sold	715,148
Foreign taxes recoverable	1,733,350
Other assets	93,342
Total assets	1,869,381,951
Liabilities
Payable for investments purchased	19,778,390
Payable upon return of securities loaned	197,665,116
Deferred foreign taxes payable	311,438
Payable for Fund shares redeemed	3,767,163
Accrued management fee	892,914
Other accrued expenses and payables	2,549,104
Total liabilities	224,964,125
Net assets, at value	$ 1,644,417,826
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(12,017,548)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $311,438)	511,307,888
Foreign currency related transactions	319,542
Accumulated net realized gain (loss)	(1,172,283,837)
Paid-in capital	2,317,091,781
Net assets, at value	$ 1,644,417,826

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($218,390,672 ÷ 4,828,757 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 45.23
Maximum offering price per share (100 ÷ 94.25 of $45.23)	$ 47.99

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($38,921,020 ÷ 868,231 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 44.83

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,308,180 ÷ 543,015 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 44.77
Class AARP Net Asset Value, offering and redemption price(a) per share ($27,039,962 ÷ 595,661 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 45.39
Class S Net Asset Value, offering and redemption price(a) per share ($1,328,924,799 ÷ 29,241,113 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 45.45
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,833,193 ÷ 150,962 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 45.26

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,068,724)	$ 10,292,350
Interest — Scudder Cash Management QP Trust	21,399
Interest	154,606
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	271,327
Total Income	10,739,682
Expenses: Management fee	5,434,846
Distribution service fees	554,014
Auditing	74,822
Legal	16,008
Services to shareholders	2,396,946
Custodian and accounting fees	673,910
Directors' fees and expenses	10,292
Reports to shareholders	106,870
Registration fees	32,580
Other	74,846
Total expenses, before expense reductions	9,375,134
Expense reductions	(70,031)
Total expenses, after expense reductions	9,305,103
Net investment income (loss)	1,434,579
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $353,019)	102,523,151
Foreign currency related transactions	2,121,635
104,644,786
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $311,438)	201,371,152
Foreign currency related transactions	493,655
201,864,807
Net gain (loss) on investment transactions	306,509,593
Net increase (decrease) in net assets resulting from operations	$ 307,944,172

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2005 (Unaudited)	Year Ended August 31, 2004
Operations: Net investment income (loss)	$ 1,434,579	$ 12,066,084
Net realized gain (loss) on investment transactions	104,644,786	191,464,554
Net unrealized appreciation (depreciation) during the period on investment transactions	201,864,807	64,007,531
Net increase (decrease) in net assets resulting from operations	307,944,172	267,538,169
Distributions to shareholders from: Net investment income: Class A	(2,251,691)	(1,714,818)
Class B	(53,018)	(6,719)
Class C	(63,243)	(5,870)
Barrett International Shares	—	(13,106)
Class AARP	(301,489)	(248,114)
Class S	(19,266,522)	(16,878,373)
Institutional Class	(113,153)	(340,402)
Fund share transactions: Proceeds from shares sold	84,585,630	428,744,477
Reinvestment of distributions	20,351,550	17,551,465
Cost of shares redeemed	(304,607,900)	(896,646,481)
Redemption fees	41,002	132,467
Net increase (decrease) in net assets from Fund share transactions	(199,629,718)	(450,218,072)
(Increase) decrease in net assets	86,265,338	(201,887,305)
Net assets at beginning of period	1,558,152,488	1,760,039,793
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $12,017,548 and $8,596,989, respectively)	$ 1,644,417,826	$ 1,558,152,488

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 37.86	$ 33.18	$ 32.35	$ 40.03	$ 57.54	$ 54.78
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.16	.26	.10	.06	.06
Net realized and unrealized gain (loss) on investment transactions	7.85	4.82	.79	(7.76)	(14.89)	9.20
Total from investment operations	7.83	4.98	1.05	(7.66)	(14.83)	9.26
Less distributions from: Net investment income	(.46)	(.30)	(.22)	(.02)	—	—
Net realized gain on investment transactions	—	—	—	—	(2.68)	(6.50)
Total distributions	(.46)	(.30)	(.22)	(.02)	(2.68)	(6.50)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 45.23	$ 37.86	$ 33.18	$ 32.35	$ 40.03	$ 57.54
Total Return (%)[c]	20.73**	15.06	3.28	(19.13)	(26.63)	16.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	218	192	204	218	312.41
Ratio of expenses (%)	1.44*	1.55	1.49	1.31[d]	1.33	1.47[e]
Ratio of net investment income (loss) (%)	(.05)f**	.41	.84	.28	.17	.09
Portfolio turnover rate (%)	59*	82	104	105	85	83

[a] For the six months ended February 28, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.

[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.47%.

[f] The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended August 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 37.36	$ 32.74	$ 31.95	$ 39.83	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.21)	(.14)	.03	(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	7.74	4.77	.76	(7.71)	(10.20)
Total from investment operations	7.53	4.63	.79	(7.88)	(10.31)
Less distributions from: Net investment income	(.06)	(.01)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 44.83	$ 37.36	$ 32.74	$ 31.95	$ 39.83
Total Return (%)[d]	20.09f**	14.19[f]	2.47	(19.78)	(20.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	40	47	60	92
Ratio of expenses before expense reductions (%)	2.66*	2.49	2.27	2.08[e]	2.13*
Ratio of expenses after expense reductions (%)	2.37*	2.37	2.27	2.08[e]	2.13*
Ratio of net investment income (loss) (%)	(.52)g**	(.41)	.06	(.49)	(.35)*
Portfolio turnover rate (%)	59*	82	104	105	85

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Class B shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.

[f] Total return would have been lower had certain expenses not been reduced.

[g] The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended August 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 37.35	$ 32.74	$ 31.94	$ 39.82	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.20)	(.14)	.03	(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	7.73	4.76	.77	(7.71)	(10.20)
Total from investment operations	7.53	4.62	.80	(7.88)	(10.32)
Less distributions from: Net investment income	(.11)	(.01)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 44.77	$ 37.35	$ 32.74	$ 31.94	$ 39.82
Total Return (%)[d]	20.15**	14.17[e]	2.50	(19.79)	(20.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	22	22	24	32
Ratio of expenses before expense reductions (%)	2.34*	2.38	2.26	2.11	2.11*
Ratio of expenses after expense reductions (%)	2.34*	2.36	2.26	2.11	2.11*
Ratio of net investment income (loss) (%)	(.50)f**	(.40)	.07	(.52)	(.33)*
Portfolio turnover rate (%)	59*	82	104	105	85

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Class C shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended August 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 38.03	$ 33.34	$ 32.51	$ 40.24	$ 57.74	$ 57.26
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	.23	.33	.19	.20	.01
Net realized and unrealized gain (loss) on investment transactions	7.87	4.86	.80	(7.80)	(14.96)	.47
Total from investment operations	7.87	5.09	1.13	(7.61)	(14.76)	.48
Less distributions from: Net investment income	(.51)	(.40)	(.30)	(.12)	(.06)	—
Net realized gain on investment transactions	—	—	—	—	(2.68)	—
Total distributions	(.51)	(.40)	(.30)	(.12)	(2.74)	—
Redemption fees	.00**	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 45.39	$ 38.03	$ 33.34	$ 32.51	$ 40.24	$ 57.74
Total Return (%)	20.80e**	15.27[e]	3.53	(18.94)	(26.43)	.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	23	21	24	36	71
Ratio of expenses before expense reductions (%)	1.40*	1.39	1.25	1.06	1.04[d]	1.05*
Ratio of expenses after expense reductions (%)	1.35*	1.35	1.25	1.06	1.04[d]	1.05*
Ratio of net investment income (loss) (%)	(.01)f**	.61	1.08	.53	.46	.30*
Portfolio turnover rate (%)	59*	82	104	105	85	83

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from August 14, 2000 (commencement of operations of Class AARP shares) to August 31, 2000.

[c] Based on average shares outstanding during the period.

[d] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. The ratio without this reduction was 1.07%.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized ** Not annualized

*** Amount is less than $.005.

Class S
Years Ended August 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 38.10	$ 33.36	$ 32.51	$ 40.24	$ 57.73	$ 54.82
Income (loss) from investment operations: Net investment income[b]	.06	.30	.35	.19	.18	.16
Net realized and unrealized gain (loss) on investment transactions	7.90	4.86	.80	(7.80)	(14.94)	9.38
Total from investment operations	7.96	5.16	1.15	(7.61)	(14.76)	9.54
Less distributions from: Net investment income	(.61)	(.42)	(.30)	(.12)	(.05)	(.13)
Net realized gain on investment transactions	.00	.00	.00	.00	(2.68)	(6.50)
Total distributions	(.61)	(.42)	(.30)	(.12)	(2.73)	(6.63)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 45.45	$ 38.10	$ 33.36	$ 32.51	$ 40.24	$ 57.73
Total Return (%)	20.96**	15.49[c]	3.62	(18.94)	(26.44)	17.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,329	1,273	1,444	1,872	3,248	4,841
Ratio of expenses before expense reductions (%)	1.05*	1.23	1.18	1.06	1.07	1.12
Ratio of expenses after expense reductions (%)	1.05*	1.17	1.18	1.06	1.07	1.12
Ratio of net investment income (%)	.14d**	.79	1.15	.53	.43	.25
Portfolio turnover rate (%)	59*	82	104	105	85	83

[a] For the six months ended February 28, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class(b)
Years Ended August 31,	2005[a]	2004	2003	2002	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 37.99	$ 33.28	$ 32.42	$ 40.13	$ 50.14
Income (loss) from investment operations: Net investment income[d]	.08	.39	.43	.28	.23
Net realized and unrealized gain (loss) on investment transactions	7.87	4.84	.80	(7.79)	(10.24)
Total from investment operations	7.95	5.23	1.23	(7.51)	(10.01)
Less distributions from: Net investment income	(.68)	(.52)	(.37)	(.20)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 45.26	$ 37.99	$ 33.28	$ 32.42	$ 40.13
Total Return (%)	20.98e**	15.77[e]	3.90	(18.76)	(19.96)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	21	16	22
Ratio of expenses before expense reductions (%)	1.03*	.96	.92	.83	.84*
Ratio of expenses after expense reductions (%)	.95*	.94	.92	.83	.84*
Ratio of net investment income (%)	.19f**	1.02	1.41	.76	.86*
Portfolio turnover rate (%)	59*	82	104	105	85

[a] For the six months ended February 28, 2005 (Unaudited).

[b] On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.

[c] For the period from December 29, 2000 (commencement of operations of Class I shares) to August 31, 2001.

[d] Based on average shares outstanding during the period.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio for the six months ended February 28, 2005, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,267,700,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($805,300,000) and August 31, 2011 ($462,400,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund is distributed, if any, annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. For the period from September 1, 2004 to January 31, 2005, Class S shareholders redeeming or exchanging shares held less than six months were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $473,493,363 and $636,263,168, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund's average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.675% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.34%, 1.24% and 0.94% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional shares, of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SCC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2005
Class A	$ 346,375	$ —	$ 220,471
Class B	157,627	56,682	52,542
Class C	56,398	—	34,769
Class AARP	67,936	6,236	27,299
Class S	1,263,726	—	728,679
Institutional Class	6,499	3,058	3,441
	$ 1,898,561	$ 65,976	$ 1,067,201

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended February 28, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $292,192, of which $111,341 is unpaid at February 28, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2005
Class B	$ 146,378	$ 24,606
Class C	86,517	14,820
	$ 232,895	$ 39,426

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2005	Annualized Effective Rate
Class A	$ 243,618	$ 42,311.24%
Class B	48,793	7,121.25%
Class C	28,708	5,483.25%
	$ 321,119	$ 54,915

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2005 aggregated $7,462.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2005, the CDSC for Class B and C shares aggregated $101,459 and $353, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2005, SDI received $21,104.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $730 and $560, respectively.

D. Expense Reductions

For the six months ended February 28, 2005, the Advisor agreed to reimburse the Fund $4,055, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	509,613	$ 21,240,434	1,563,973	$ 57,915,810
Class B	66,063	2,713,253	406,427	15,253,713
Class C	78,380	3,219,874	151,746	5,683,306
Class AARP	52,260	2,220,232	111,735	4,290,433
Class S	1,278,985	53,735,368	8,945,892	333,710,788
Institutional Class	33,924	1,456,469	329,303	11,890,427
		$ 84,585,630		$ 428,744,477
Shares issued to shareholders in reinvestment of distributions
Class A	49,070	$ 2,129,639	43,674	$ 1,636,011
Class B	1,205	51,907	185	6,719
Class C	1,390	59,790	150	5,583
Barrett International Shares*	—	—	347	13,106
Class AARP	6,429	280,041	6,201	233,136
Class S	406,540	17,717,020	407,355	15,316,508
Institutional Class	2,607	113,153	9,092	340,402
		$ 20,351,550		$ 17,551,465
Shares redeemed
Class A	(810,056)	$ (33,761,451)	(2,680,449)	$ (99,187,889)
Class B	(268,218)	(10,943,090)	(772,625)	(28,981,563)
Class C	(115,763)	(4,803,249)	(240,928)	(9,064,857)
Barrett International Shares*	—	—	(28,767)	(1,106,647)
Class AARP	(78,543)	(3,316,657)	(142,128)	(5,406,696)
Class S	(5,852,668)	(247,744,909)	(19,239,089)	(724,479,832)
Institutional Class	(95,134)	(4,803,249)	(745,168)	(28,418,997)
		$ (304,607,900)		$ (896,646,481)
Redemption fees	—	$ 41,002	—	$ 132,467
Net increase (decrease)
Class A	(251,373)	$ (10,380,919)	(1,072,802)	$ (39,503,601)
Class B	(200,950)	(8,177,930)	(366,013)	(13,721,131)
Class C	(35,993)	(1,523,585)	(89,032)	(3,375,968)
Barrett International Shares*	—	—	(28,420)	(1,093,541)
Class AARP	(19,854)	(816,384)	(24,192)	(883,127)
Class S	(4,167,143)	(176,292,521)	(9,885,842)	(375,452,536)
Institutional Class	(58,603)	(2,468,922)	(406,773)	(16,188,168)
		$ (199,629,718)		$ (450,218,072)

* Effective August 20, 2004, shares of the Barrett International Class were liquidated.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	811165-810	811165-794	811165-786	811165-778
Fund Number	468	668	768	1468

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AINTX	SCINX
Fund Number	168	068
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The   Committee  on   Independent   Trustees/Directors   selects  and  nominates
Independent Trustees/Directors.  Fund shareholders may also submit nominees that will be  considered by the committee  when a Board vacancy  occurs.  Submissions should be mailed to: c/o  Dawn-Marie  Driscoll,  PO Box 100176,  Cape Coral,  FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 2, 2005